Vector Variable Annuity

Vector II Variable Annuity

Flexible Premium Deferred Variable Annuity

issued by:  Midland National Life Insurance Company

through the Midland National Life Separate Account C

Supplement dated March 20, 2013

to Prospectuses Dated May 1, 2012

This Supplement describes an important change that is being made on two of the riders available under your Contract. Please read this Supplement carefully and retain it with your Prospectus for future reference.

With respect to the Five for Life Plus Rider and the GMIB Plus (Guaranteed Minimum Income and Accumulation Benefit) Rider, this supplement will alter the prospectuses for the flexible premium deferred variable annuity contracts listed above in the following manner:

Under heading OPTIONAL RIDERS, subheading Five for Life Plus Rider, add the following sentence after the first paragraph:

This rider is no longer available for election as of May 1, 2013.

Under heading OPTIONAL RIDERS, subheading GMIB Plus (Guaranteed Minimum Income and Accumulation Benefit) Rider, add the following sentence after the first paragraph:

This rider is no longer available for election as of May 1, 2013.

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If you have any questions, please call the Principal Office Variable Annuity Customer Service toll-free at 1-866-270-9564, or write the Variable Annuity Customer Service at Midland National Life Insurance Company, Variable Annuity Customer Service, 4350 Westown Parkway, West Des Moines, IA 50266.

Please retain this supplement for future reference.